SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                 ___________


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event Reported) August 12, 1996
                                                 ---------------

                     Eastco Industrial Safety Corp.
                     ------------------------------
           (Exact name of registrant as specified in charter)


    New York                      0-8027               11-1874010
    --------                      ------               ----------
(State or other                 (Commission            (IRS Employer
jurisdiction of                  File Number)          Identification
incorporation)                                         Number)


          130 West 10th Street, Huntington Station, NY   11746
          ----------------------------------------------------
          (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (516) 427-1802
                                                   --------------

________________________________________________________________________
     (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

     A. On August 12, 1996, the shareholders of the Company approved a one-for-ten reverse split of the outstanding Common Stock of the Company. The Reverse Split is effective at the close of business on August 12, 1996. Pursuant to the terms of the Reverse Split, each shareholder will receive one share of the Company's Common Stock for each ten shares of Common Stock now held. As a result of the Reverse Split and prior adjustments, the Company's Class A Warrants are now exercisable on the basis of ten Class A Warrants at $13.00 to acquire one share of the Company's Common Stock. The symbol ESTOD will be in effect for a period of twenty days and then will revert back to ESTO. The new CUSIP number for the Common Stock is 276162 40 1. The symbol and the CUSIP number for the Class A Warrants remain the same as previous.

     Each certificate representing shares of Common Stock outstanding before the stock split is automatically deemed to represent one-tenth the number of shares of Common Stock. In order to receive new Common Stock certificates, shareholders should surrender their old certificates to the Company's transfer agent at: American Stock Transfer & Trust Co., 40 Wall Street, New York, New York 10005, Attn: Reorganization.

     If the number of shares owned by a shareholder is not divisible by ten, the shareholder will receive one additional full share for each fractional new share greater than one-half. No additional shares will be received for each fractional new share less than one-half. Shareholders who were issued shares prior to the December 31, 1992 reverse split will have their shares further adjusted to reflect the earlier split.

     A certificate of amendment to the Company's certificate of incorporation, which reflects the Reverse Split and the authorization by shareholders of an additional class of stock discussed in paragraph 5(B) of this Form 8-K, was filed with the State of New York on August 12, 1996. For a copy of such certificate of amendment, see Item 7, Exhibit 3.01.

     B. On August 12, 1996, the shareholders of the Company approved an amendment to the certificate of incorporation of the Company to authorize an additional class of stock consisting of 1,000,000 shares of Preferred Stock par value $0.01 per share. No shares of Preferred Stock have been issued to date. See Item 7, Exhibit 3.01.

     C. On August 12, 1996, the shareholders of the Company approved the adoption of the Company's 1996 Incentive Stock Option Plan (the "Incentive Plan"). As adopted by the board of directors and approved by the shareholders, the Incentive Plan authorizes the grant of options to acquire up to 300,000 shares of Common Stock (post-Reverse Split), subject to adjustment as provided in the Incentive Plan. Eligibility to participate in the Incentive Plan is limited to key employees of the Company and its subsidiaries. The Incentive Plan terminates May 12, 2006. To date, no options have been granted under the Incentive Plan. The Incentive Plan is incorporated by reference to the Company's definitive proxy materials filed by EDGAR on July 11, 1996.

     D. On August 12, 1996, the shareholders of the Company approved the adoption of the Company's 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"). As adopted by the board of directors and approved by the shareholders, the Non-Qualified Plan authorizes the grant of options to acquire up to 300,000 shares of Common Stock (post-Reverse Split), subject to adjustment as provided in the Non-Qualified Plan. Eligibility to participate in the Non-Qualified Plan is limited to key employees and consultants of the Company, and others. The Non-Qualified Plan terminates May 12, 2006. To date, no options

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have been granted under the Non-Qualified Plan.  The Non-Qualified Plan is incorporated by reference to the Company's definitive proxy materials filed by EDGAR on July 11, 1996.

     E. On August 2, 1996, the Company filed a registration statement with the Securities and Exchange Commission (File No. 333-09517) for a Rights Offering to purchase Units (the "Securities") to raise gross proceeds of approximately $3,500,000. The net proceeds from the Rights Offering will be used for the paydown of monies due on the Company's line of credit thereby increasing the amount available under such line of credit for future working capital and other needs. Units not subscribed for will be sold to the underwriter under a standby agreement.




Item 7.  Financial Statements and Exhibits


                                 Exhibit 3.01


                           CERTIFICATE OF AMENDMENT

                                      OF

                        EASTCO INDUSTRIAL SAFETY CORP.

              Under Section 805 of the Business Corporation Law
                           of the State of New York


     The undersigned, being the president and the secretary of EASTCO INDUSTRIAL SAFETY CORP., do hereby certify and set forth:

     1.   The name of the corporation is EASTCO INDUSTRIAL SAFETY CORP.

     2. The date that the certificate of incorporation of the corporation was filed by the Department of State is the 15th day of May, 1958 under the name Glofane Co., Inc.

     3. The certificate of incorporation is hereby amended as follows: (a) to increase the authorized shares from twenty million common shares, par value $0.12 per share to twenty-one million shares by adding a class of one million preferred shares, par value $0.01 per share to the existing 20,000,000 common shares, par value $0.12 per share; (b) to change the 8,794,890 presently issued shares of the Corporation's Common Stock, par value $0.12 per share into 879,489 issued shares of the Corporation's Common Stock, par value $0.12 per share, on the basis of a one (1) share $0.12 par value for ten (10) shares $0.12 par

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value; and (c) to change the 11,205,110 unissued shares of the Corporation's
Common Stock, par value $0.12 per share, into 19,120,511 unissued shares of the Corporation's Common Stock, par value $0.12 per share, on the basis of 19120511/11205110 of $0.12 par value shares for one $0.12 par value share.

     4. Paragraph "3" of the Certificate of Incorporation relating to authorized shares is hereby amended to read in full as follows:

          The corporation is authorized to issue two classes of stock to be designated respectively "Common Stock" and "Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue is Twenty-One Million (21,000,000). The total number of shares of Common Stock which the corporation shall have authority to issue is Twenty Million (20,000,000), twelve cents par value per share. The total number of shares of Preferred Stock which the corporation shall have the authority to issue is One Million (1,000,000), one cent par value per share. The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the corporation is authorized to determine or alter any or all of the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof, in respect of the wholly unissued class of Preferred Stock or any wholly unissued series of Preferred Stock, and to fix or alter the number of shares comprising any series of Preferred Stock (but not below the number of shares of any such series then outstanding).

     5. The manner in which the amendment to the certificate of incorporation of the corporation was authorized was by the affirmative vote of the board of directors, followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders.

     IN WITNESS WHEREOF, the undersigned have signed this certificate this 12th day of August, 1996, and affirm that the statements made herein are true under the penalties of perjury.

                                   /s/ ALAN E. DENSEN
                                   ------------------
                                   ALAN E. DENSEN
                                   President


                                   /s/ ANTHONY P. TOWELL
                                   ---------------------
                                   ANTHONY P. TOWELL
                                   Secretary

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EASTCO INDUSTRIAL SAFETY CORP.


Date: August 12, 1996              By: /s/ ANTHONY P. TOWELL
                                      _____________________________
                                      Anthony P. Towell - Secretary